SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2006

Commission File Number: 000-49620

Cobalis Corp.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	91-1868007 (I.R.S. Employer Identification No.)
2445 McCabe Way, Suite 150, Irvine, CA (Address of principal executive offices)	92614 (Zip Code)
(949) 757-0001 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On October 17, 2006, Cobalis Corp., a Nevada corporation (the “Registrant”) issued an aggregate 3,995,809 shares of the Registrant’s common stock Radul Radovich individually, and to entities owned and controlled by Mr. Radovich. Mr. Radovich is one of the Registrant’s directors, and is the father of Chaslav Radovich, one of the Registrant’s officers and directors. The entities owned by Mr. Radul Radovich that were issued shares were the following: the St. Petka Trust, organized in Delaware; R and R Holdings, Inc., a Nevada corporation, R and R Development, a California corporation, and Silver Mountain Promotions, Inc., a Nevada corporation (“Radovich Entities”). The shares were issued with respect to the Radovich Entities’ request for conversion of amounts owed to them by the Registrant pursuant to certain promissory notes (“Notes” or singularly “Note”) and to Mr. Radovich pursuant to the consulting contract between the Registrant and R and R Holdings, Inc. As previously reported, the agreement by which these obligations were settled was executed in July 2006, and the parties agreed that the amounts owed were to be converted at the rate of $1.30 per share.

The Note with Radul Radovich had a principal amount of $956,611, interest accrued of $127,509 for a total of $1,084,120, which is being converted to 833,938 shares.

The Note with St. Petka Trust had a principal amount of $1,585,500, interest accrued of $211,335 for a total of $1,796,835, which is being converted to 1,382,180 shares.

The Note with R and R Holdings, Inc. had a principal amount of $471,507, interest accrued of $62,848 for a total of $534,355, which is being converted to 411,042 shares.

The Note by Silver Mountain Promotions, Inc. had a principal amount of $922,103, interest accrued of $122,909 for a total of $1,045,012, which is being converted to 803,855 shares.

The Note by RR Development had a principal amount of $170,000, interest accrued of $51,838 for a total of $221,838, which is being converted to 170,644 shares.

In addition, Radul Radovich was owed $512,392 in consulting fees for his services to the Registrant, which is being converted to 394,147 shares.

The 3,995,809 shares were issued to Mr. Radovich, one of our directors, and his owned entities, pursuant to the Securities Act Section 4(2) registration exemption. This issuance brings our total issued and outstanding shares of common stock to 32,695,431.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information as of October 24, 2006, with respect to our directors, nominees, named executive officers and each person who is known by us to own beneficially more than 5% of our Common Stock, and with respect to shares owned beneficially by all our directors, nominees, and executive officers as a group.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class
Common Stock	Gerald Yakatan 2445 McCabe Way, Suite 150 Irvine, CA, 92614	250,000 shares (1) Chief Executive Officer and Director	0.7%
Common Stock	Thomas Stankovich 2445 McCabe Way, Suite 150 Irvine, CA, 92614	150,000 shares (2) Chief Financial Officer, Treasurer	0.5%
Common Stock	Chaslav Radovich 2445 McCabe Way, Suite 150 Irvine, CA, 92614	882,581 shares (3) President, Secretary, and Director	2.6%
Common Stock	Radul Radovich 46 Calle Fresno San Clemente, CA, 92672	10,143,628 shares (4) Director	29.7%

Common Stock	Ernest Armstrong 2445 McCabe Way, Suite 150 Irvine, CA, 92614	156,404 shares (5) Chief Scientific Officer, Director	0.5%
Common Stock	Kevin Prendiville 2445 McCabe Way, Suite 150 Irvine, CA, 92614	506,480 shares (6) Director	1.5%
Common Stock	Lawrence May 2445 McCabe Way, Suite 150 Irvine, CA, 92614	142,200 shares(7) Director	0.4%
Common Stock	St. Petka Trust 46 Calle Fresno San Clemente, CA 92672	7,484,736 shares (4)	21.9%
Common Stock	Silver Mountain Promotions 6446 Silver Dawn Lane Las Vegas, NV, 89118	848,688 shares (4)	2.5%
Common Stock	R and R Holdings 46 Calle Fresno San Clemente, CA, 92672	411,375 shares (4)	1.2%
Common Stock	R and R Development 46 Calle Fresno San Clemente, CA, 92672	170,644 shares (4)	0.5%
Common Stock	Gene Pharmaceuticals 2445 McCabe Way, Suite 150 Irvine, CA, 2614	1,449,087 shares (9)	4.2%
Common Stock	James Hammer 2537 Red Arrow Drive Las Vegas, NV 8913	3,294,643 shares (10)	9.6%
Common Stock	Officers and directors as a group	13,680,550 shares	40.1%
(1)	Dr. Yakatan also owns 1,000,000 options to purchase shares of our common stock at $1.40 per share which were granted on May 15, 2006, vest over three years, and expire on May 15, 2011.
(2)
Thomas Stankovich owns 1,000,000 warrants to purchase shares of our common stock at $1.75 per share, which were granted in December 2005, and vest over three years. These warrants expire on December 8, 2010.

(3)
Chaslav Radovich owns 838,851 shares individually and is the custodian of the 44,000 shares owned by Milena Radovich, his minor child. Mr. Radovich also owns 1,500,000 options to purchase shares of our common stock at $1.40 per share, which were granted on May 15, 2006 and vest over three years. These options expire on May 15, 2011.

(4)
Radul Radovich owns 1,228,085 shares or3.6% directly. Radul Radovich and his spouse are the beneficiaries of the St. Petka Trust, and Radul Radovich is the Trustor of St. Petka Trust. Radul Radovich owns R and R Holdings, R&R Development, and Silver Mountain Promotions.

(5)
Ernest Armstrong owns 149,500 shares individually, 550 shares owned by jointly with his parent, has beneficial ownership of 3,000 shares owned jointly by Mr. Armstrong’s spouse and Mr. Armstrong’s parent, and 4,854 shares owned jointly by Mr. Armstrong and his spouse. Mr. Armstrong will also be issued 2,200,000 options to purchase shares of our common stock at $2.00 per share pursuant to the terms of an agreement between Cobalis and Gene Pharmaceuticals that is not yet finalized.

(6)
Kevin Prendiville owns 100,000 shares directly and is one of the trustees of the Prendiville Revocable Trust and owner of 402,840 shares; he also owns 3,640 shares as custodian for his minor child. Dr. Prendiville also owns 333,000 warrants to purchase shares of our common stock at $1.75 per share, which were granted and vested on October 24, 2005 and expire on October 24, 2010.

(7)	In January 2005, we granted Lawrence May 250,000 warrants to purchase shares of our common stock for $1.75 per share in January 2005. These warrants expire in January 2007.
(8)	In July 2004, while serving as our consultant, we granted 1,000,000 warrants to purchase shares of our common stock for $1.75 per share to Mr. Marion. These warrants expire in July 2009.
(9)	Mr. Armstrong is a majority owner and managing member of Gene Pharmaceuticals, LLC, which owns 1,449,087 shares.
(10)
James Hammer owns 1,177,143 shares individually, 360,000 owned by immediate family members who share his household, 107,500 shares owned jointly with spouse and 1,650,000 shares owned by the Hammer Family Trust.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. In accordance with Securities and Exchange Commission rules, shares of our common stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the table are deemed beneficially owned by the optionees. Subject to community property laws, where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of our common stock indicated as beneficially owned by them.

Changes in Control. Our management is not aware of any arrangements which may result in “changes in control” as that term is defined by the provisions of Item 403(c) of Regulation S-B.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Cobalis Corp.

Date: October 25, 2006	By:	/s/ Chaslav Radovich
Chaslav Radovich, President

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